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                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                FEBRUARY 12, 2002

                         COMMISSION FILE NUMBER: 0-23256

                               JAMESON INNS, INC.



              Georgia                                    58-2079583
    (State or other Jurisdiction            (I.R.S. employer identification no.)
   of Incorporated or Organization)
      8 Perimeter Center East
            Suite 8050                                   770-901-9020
         Atlanta, GA 30346
(Address of Principal Executive Offices)       (Registrant's Telephone Number
            (Zip Code)                                Including area code)

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ITEM 5.  OTHER EVENTS

On February 12, 2002, Jameson Inns, Inc. issued a press release announcing that its operating results for the fourth quarter and year ended December 31, 2001. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release Announcing Fourth Quarter and 2001 Operating Results


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                        JAMESON INNS, INC.
Dated as of February 12, 2002
                                        By: Craig R. Kitchin

                                        /s/ Craig R Kitchin
                                        ----------------------------------------
                                        Its: President & Chief Financial Officer